UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 23, 2015

The J. M. Smucker Company

(Exact Name of Registrant as Specified in Its Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Strawberry Lane, Orrville, Ohio	44667-0280
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (330) 682-3000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of The J. M. Smucker Company (the “Company”), as filed on March 23, 2015, to update certain audited and unaudited historical financial statements related to the Company’s acquisition of Blue Acquisition Group, Inc. (“BAG”) pursuant to that certain Agreement and Plan of Merger, dated as of February 3, 2015, by and among the Company, BAG, SPF Holdings I, Inc., SPF Holdings II, LLC, and for the limited purposes set forth in the Merger Agreement, Blue Holdings I, L.P., which was completed on March 23, 2015.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of BAG as of April 27, 2014 and April 28, 2013 and for the fiscal years ended April 27, 2014, April 28, 2013, and April 29, 2012 are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited consolidated financial statements of BAG as of January 25, 2015 and April 27, 2014 and for the nine months ended January 25, 2015 and January 26, 2014 are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits. The following exhibits are provided as part of this Form 8-K/A:

Exhibit Number	Description

23.1	Consent of KPMG LLP.

99.1	Audited Consolidated Financial Statements of Blue Acquisition Group, Inc. as of April 27, 2014 and April 28, 2013 and for the fiscal years ended April 27, 2014, April 28, 2013, and April 29, 2012.

99.2	Unaudited Consolidated Financial Statements of Blue Acquisition Group, Inc. as of January 25, 2015 and April 27, 2014 and for the nine months ended January 25, 2015 and January 26, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE J. M. SMUCKER COMPANY

Date: August 19, 2015	By:	/s/ Jeannette L. Knudsen
Name:Jeannette L. Knudsen
Title: Vice President, General Counsel, and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP.

99.1	Audited Consolidated Financial Statements of Blue Acquisition Group, Inc. as of April 27, 2014 and April 28, 2013 and for the fiscal years ended April 27, 2014, April 28, 2013, and April 29, 2012.

99.2	Unaudited Consolidated Financial Statements of Blue Acquisition Group, Inc. as of January 25, 2015 and April 27, 2014 and for the nine months ended January 25, 2015 and January 26, 2014.

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